Commitments, Contingent Liabilities And Liens	12 Months Ended
Dec. 31, 2011
Commitments, Contingent Liabilities And Liens [Abstract]
Commitments, Contingent Liabilities And Liens
Note 10 - Commitments, Contingent Liabilities and Liens

A.
The Company has several lease agreements for its facilities and car leasing, the last of which will end by July 31, 2015 and which have some extension options. In addition, the Company is engaged in long-term operating network leases (the last of which will end by December 2017). The annual payments the Company is committed to pay over the next  five years and thereafter (including the options), as of December 31, 2011, are as follows:

2012	$49,492
2013	33,491
2014	22,422
2015	16,219
2016 and thereafter	15,755

$137,379

Operating lease expenses under long- term operating network leases for the years ended December 31, 2009, 2010 and 2011 were $45,900, $50,990 and $58,601 respectively. Rental expenses under the lease agreements for the years ended December 31, 2009, 2010 and 2011 are $327, $436 and $625 respectively.

B.	As at balance sheet date the amounts of guarantees are as follows:

	December 31	December 31
	2010	2011

Guarantees provided by the banks to third parties	$2,270	$2,671

The guarantees were granted to third parties (vendors) to secure the Company's performance under such contracts (broadcasting services and leases). Guarantees were provided for periods between one to five years and are renewed each year according to the vendor's contract terms and conditions.  The  guarantees may be exercised by the third party at any time, subject to the terms in the contracts between the Company and the third party.

C.
The Company has two lines of credit provided to it by Bank Igud (approximately $2.6 million) and Bank Leumi (approximately $0.4 million). From time to time the Company uses its lines of  credit to provide guarantees required under its long term contracts with its suppliers. The commitment fees are 0.1% from the total line of credit for each year. The Banks are allowed to cancel or change the line of credit with 30 days notice.

D.	Long term land lease prepaid expenses includes prepaid expenses in two sites in Israel.

On March 11, 2007, the Israel Land Administration (ILA), authorized to allocate the Company a parcel of land of approximately 538,200 square feet near Galon, Israel. In May 2007, the Company and the ILA entered into a development agreement pursuant to which the Company undertook to commence building a teleport on the site within eighteen months as of the date the approval of the allocation of the land, and to finish the building by no later than April 1, 2010. As part of this agreement, the Company paid $1,121 for the land lease.

Contingent upon the Company complying with the terms of the development agreement, the ILA shall, upon completion of the building, enter into a lease agreement with the Company for a term of 49 years effectively starting from the date the Company and the ILA entered into a development agreement, with an extension option of an additional 49 years, as of the date of the approval of the allocation of the land. The Company has not yet commenced to develop the site, and has informed the ILA of the delay due to delays in obtaining building permits from the regional Building Zoning Committee. Cancelation of the development agreement may result in refund of the fees paid for the land less a 15% termination fee and 6% per annum fee. In the opinion of the Company, there is a remote chance that the ILA will cancel the allocation of the land to the Company.

In November 2008, the Company acquired the Emek Ha'ela teleport in Emek Ha'ela, Israel, from Bezeq, The Israel Telecommunications Corp. Limited.  The Company acquired approximately 26.5 acres for the amount of $6,835 pursuant to a forty-nine year lease with the Israel Land Administration, which is set to expire in May 2042.  The Company also have an option to extend the lease for an additional forty-nine years. The Company is not required to make any additional payments under the lease unless the Company elect to exercise the option to extend the lease beyond 2042.  The teleport also includes a facility with approximately 42,000 square feet.

E.
The construction and operation of the Re'em teleport site and the Emek Ha'ela teleport site require building permits from local and regional zoning authorities, which are granted for limited periods and are subject to renewal from time to time. The building permit for the Company's Re'em teleport site expired on October 20, 2009.  The Company applied to extend the permit for an additional 3-year term but the request was denied on January 6, 2011. On March 20, 2011 the Company appealed the decision to the District Building and Zoning Appeals Committee.

On April 27, 2011 an appeal hearing was held in front of the District Building and Zoning Appeals Committee which agreed to extend the relevant permits until April 1, 2012 subject to certain terms. Any further extension will also be subject to the Company filing a detailed plan for the Galon teleport site.

In addition on November 14, 2010, the Company received an indictment filed by the Shikmim Regional Building and Zoning Committee with the Ashkelon Magistrate Court in Israel for allegedly using, building and erecting structures and antennas at the Re'em Teleport, without proper permits. The hearing regarding the indictment which was scheduled for November 2, 2011 was postponed and is now scheduled for March 21, 2012. In the opinion of the Company's legal advisers, the minimum fine which will be imposed on the Company, should it be convicted, will be NIS 10 (approximately $2.8). However, according to the law the court has discretion to impose higher fines.

F.
On June 13, 2011 The Tel Aviv District Court ordered to dismiss the claim filed  by Screenpeaks Ltd. ("Screenpeaks"), a former Israeli customer, filed on May 22, 2008 against the Company and the Israeli Ministry of Communications ("MOC") in the Tel Aviv District Court. The dismissed claim  alleged that the Company unlawfully terminated services to the Screenpeaks pursuant to the instructions of the MOC. The plaintiff sought  damages from the Company and the MOC in the amount of NIS 23,000 not including VAT  (approximately $6,481 not including VAT ).

G.
On March 15, 2006, the Company signed an agreement with the CEO's wholly-owned company (hereinafter "Mr. Rivel's company")  regarding his compensation for management services. On November 28 ,2011 the Company announced that its Chief Executive Officer,Mr. David Rivel, will retire on June 30, 2012. Mr. Rivel's previous contract with the Company, which was expired on December 31, 2011, was extended until June 30, 2012 to ensure a seamless transition. During this period Mr. Rivel will assist the Company's Board of Directors in selecting and appointing a new CEO. After said date, Mr. Rivel will remain as an advisor to the Company and a member of the Company's Board of Directors. The Company have also agreed with Mr. Rivel that following the expiration or termination of the agreement with Mr. Rivel's company during 2012 for any reason other than as a result of Mr. Rivel's death, the Company will pay Mr. Rivel, in consideration for a non-competition undertaking on his part for a period of 24 months, $650 thousand to be paid on a quarterly basis. In December 2011, the Company entered into a consulting agreement with  Mr. Rivel's company, whereby upon termination of the services agreement and the retirement of Mr. Rivel from serving as the Company's Chief Executive Officer on June 30, 2012, the Company may continue to benefit from Mr. Rivel's experience and capabilities.  Pursuant to the consulting agreement, Mr. Rivel's company will provide consulting services to the Company, as requested and directed from time to time by the company's Chairman of the board of directors and the successor Chief Executive Officer then in office.  The agreement shall extend for a period of two years from July 1, 2012 through June 30, 2014.  In consideration for the services, the Company will pay  Mr. Rivel's company an annual fee of $60 plus VAT, payable in four equal quarterly installments per year, and reimburse Mr. Rivel's company for certain car expenses incurred by Mr. Rivel not to exceed NIS 17.5 plus VAT per month until February 2013.

As a result, the remaining contracted term of the options granted to the CEO was extended until December 31, 2012.